UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2026

SOTHERLY HOTELS INC.
SOTHERLY HOTELS LP
(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Huling Ave Memphis, Tennessee		38103
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (901)
346-8800
300 South Henry Street, Suite 100
Williamsburg, Virginia 23185
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOB	The Nasdaq Stock Market LLC
7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOO	The Nasdaq Stock Market LLC
8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§ 240.12b-2
of this chapter).
Sotherly Hotels Inc
. ☐
Sotherly Hotels LP
 ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Sotherly Hotels Inc
. ☐
Sotherly Hotels LP
 ☐

Introductory Note
On February 12, 2026, Sotherly Hotels Inc., a Maryland corporation (the “
Company
”), KW Kingfisher LLC, a Delaware limited liability company (“
Parent
”), and Sparrows Nest LLC, a Maryland limited liability company (“
Merger Sub
”), completed the transactions contemplated by the Agreement and Plan of Merger (the “
Merger Agreement
”), dated as of October 24, 2025, by and among the Company, Parent and Merger Sub
.
Defined terms used herein but not defined shall have the meaning set forth in the Merger Agreement. Pursuant to the Merger Agreement, at the closing, Merger Sub merged with and into the Company. Upon completion of the Merger, the Company survived as a wholly owned subsidiary of Parent (the “
Merger
,” and such surviving entity, the “
Surviving Company
”), the separate existence of the Merger Sub ceased and Sotherly Hotels LP, a Delaware limited partnership (the “
Operating Partnership
”), became an indirect subsidiary of Parent.
As contemplated by the Merger Agreement, the Articles of Merger were filed with the State Department of Assessments and Taxation of Maryland, and the Merger was effective at 8:45 am Eastern time on February 12, 2026 (the “
Effective Time
”).
Merger Consideration
As a result of the Merger, in accordance with the terms and conditions of the Merger Agreement, at the Effective Time, each share of common stock, par value $0.01 per share of the Company (the “
Company Common Stock
”) issued and outstanding immediately before the Effective Time (other than Cancelled Shares) was automatically converted into the right to receive an amount in cash equal to $2.25 per share, without interest (the “
Per Company Share
Merger Consideration
,” and in the aggregate, the “
Merger Consideration
”); (B) each share of the Company’s 8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, 7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, and 8.25% Series D Cumulative Redeemable Perpetual Preferred Stock (collectively, the “
Company Preferred Stock
”) issued and outstanding immediately before the Effective Time shall be entitled to receive the Merger Consideration if the holder thereof elects to convert, subject to the terms and conditions contained in the Company’s charter (including any articles supplementary) (the “
Charter
”), including the share cap as defined therein, their respective shares of Company Preferred Stock into Company Common Stock after the closing of the Merger; and (C) the Limited Partnership Interests held by the limited partners (other than the Company) were purchased by an affiliate of Parent for the same per share Merger Consideration that each share of Company Common Stock receives pursuant to the Merger Agreement.
Company Equity Awards
Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each share of Company Common Stock subject to vesting, repurchase, or other lapse of restrictions (each a “
Company Restricted Share
”) that was outstanding under any Company Common Stock Plan immediately before the Effective Time vested, and each Company Restricted Share was canceled and converted automatically into the right to receive a payment (without interest and subject to applicable tax withholding) from Parent, an amount in cash, equal to the product of (i) the number of Company Common Stock underlying such Company Restricted Share as of immediately before the Effective Time and (ii) the Per Company Share Merger Consideration.
The Company Stock Plans were terminated as of the Effective Time.
The foregoing description of the Merger Agreement and the Merger is not complete and is subject to and entirely qualified by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form
8-K
filed with the United States Securities and Exchange Commission (the “
SEC
”) on October 27, 2025.
Termination of Agreement with Property Management Company
On February 12, 2026, in connection with the Merger and pursuant to that certain Asset Purchase Agreement, dated October 24, 2025, by and among Our Town Hospitality, LLC (“
Our Town
”) and Parent, the Company terminated that certain Amended and Restated Master Agreement, dated November 6, 2024, by and among the Company, the Operating Partnership, MHI Hospitality TRS, LLC and Our Town. Effective as of the Effective Date, Our Town ceased acting as the Company’s property management company.

New Property Management Company
Additionally, pursuant to that certain Side Letter to the Asset Purchase Agreement, dated as of February 12, 2026, by and between KW Kingfisher LLC and Our Town, Our Town agreed to assign those certain agreements relating to the management of the Hyde Beach House Resort and Residences to Schulte Hospitality Group, Inc., an Illinois corporation (“
Schulte
”). As such, Schulte became the property manager of the Hyde Beach House Resort and Residences on the Effective Date.
Additionally, on February 12, 2026, in connection with the Merger and pursuant to those certain Management Agreements dated as of such date with Schulte and certain of its affiliates, each operating lessee subsidiary of the Company for the Subject Hotels (defined below) and The DeSoto, Savannah, the Hotel Alba Tampa, and the Tapestry Collection by Hilton, engaged Schulte to manage such hotels.
Pursuant to the Management Agreements, Schulte is appointed as the sole and exclusive operator and manager of such hotels and responsible for the supervision, direction, control, management and operations of the hotels, and all of the facilities and amenities comprising any part of the hotels, subject to certain third-party operations.
Under each Management Agreement, monthly in arrears, Schulte is entitled to (1) a base management fee equal to 2.75% of total revenues, (2) an overhead fee of $4,500 to reimburse Schulte for direct overhead expenses and expenses related to all centralized services provided by Schulte or its affiliates, and (3) an incentive fee in an amount ranging from 0% to 10% of gross operating profits based on certain gross operating profit performance thresholds set forth in the Management Agreements.
The Management Agreements each have an initial term of ten (10) years, with an automatic renewal for a successive five (5)-year period, unless otherwise terminated.
The foregoing description of the Management Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Management Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on
Form 8-K
and is incorporated herein by reference.
Apollo Loan
On February 12, 2026, in connection with the Merger and pursuant to that certain Loan Agreement dated as of such date (the “
Apollo Loan Agreement
”) with various affiliates of Apollo Global Management, Inc., collectively, as lender, and Laurel Hotel Associates LLC, Philadelphia Hotel Associates LP, MHI Jacksonville LLC, SOHO Atlanta LLC, Houston Hotel Owner, LLC, SOHO Wilmington LLC, Hollywood Hotel Associates LLC, SOHO Arlington LLC, subsidiaries of the Company, as borrower and respective owners of the DoubleTree by Hilton Laurel, DoubleTree by Hilton Philadelphia Airport, DoubleTree by Hilton Jacksonville Riverfront, The Georgian Terrace, Houston/Whitehall, Hotel Ballast, DoubleTree Resort by Hilton Hollywood Beach, and Hyatt Centric Arlington (the “
Subject Hotels
”), the existing indebtedness on such hotels was refinanced. Such loan also has availability to redeem Company Preferred Stock and fund a portion of certain property improvement plans.
The Apollo Loan Agreement provides for a loan amount of $308 million, with an initial maturity date of February 12, 2029, with two (2) extension options of one (1) year each, subject to the satisfaction of certain extension conditions.
The Apollo Loan Agreement contains customary affirmative covenants for a transaction of this nature, including, among other things, covenants relating to (i) maintenance of adequate financial and accounting books and records, (ii) delivery of financial statements and other information, (iii) preservation of existence of each borrower and subsidiaries, (iv) payment of taxes and claims, (v) compliance with laws, (vi) maintenance of insurance, (vii) use of proceeds, (viii) maintenance of properties, and (xi) conduct of business.
The Apollo Loan Agreement also contains customary negative covenants for a transaction of this nature, including, among other things, covenants relating to (i) debt, (ii) liens, (iii) restriction on fundamental changes, (iv) transfer or pledges of assets, (v) transactions with affiliates, and (vi) entrance into or modifications of material agreements. The Apollo Loan Agreement also contains various customary events of default (subject to certain grace periods, to the extent applicable).
The foregoing description of the Apollo Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Apollo Loan Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form
8-K
and is incorporated herein by reference.
Ascendant Loan
On February 12, 2026, in connection with the Merger and pursuant to that certain Mezzanine Loan Agreement dated as of such date (the “
Mezzanine Loan Agreement
”) with ACF II SOHO Mezz Lender LLC, an affiliate of Ascendant Capital Partners LP (“
Ascendant
”), as lender, and Sotherly Hotels Mezz LLC, a subsidiary of the Company, as borrower, and indirect owner of the Subject Hotels, the existing indebtedness on such Subject Hotels was refinanced. Such loan also has availability to redeem Company Preferred Stock and fund a portion of certain property improvement plans.

The Mezzanine Loan Agreement provides for a loan amount of up to $45 million, with an initial maturity date of February 12, 2030, with one (1) extension option of (1) year, subject to the satisfaction of certain extension conditions.
The Mezzanine Loan Agreement also contains customary affirmative and negative covenants for a transaction of this nature, and also contains various customary events of default (subject to certain grace periods, to the extent applicable).
The foregoing description of the Mezzanine Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Mezzanine Loan Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form
8-K
and is incorporated herein by reference.
Termination of Debt Obligations
In connection with the consummation of the Merger, the Company either repaid in full or assumed all outstanding indebtedness and terminated all obligations and commitments related to certain of its properties, as required by the Merger Agreement.
Changes to Directors and Officers
Resignation of Directors and Officers
On February 12, 2026, in connection with the consummation of the Merger and, as required pursuant to the Merger Agreement, David R. Folsom, Andrew M. Sims, Maria L. Caldwell, G. Scott Gibson IV, Walter S. Robertson III, Robert E. Kirkland IV and Anthony C. Zinni resigned from and ceased serving on the Company’s Board of Directors (the “
Board
”) and any and all committees thereof, which resignations were effective at the Effective Time. In addition, effective as of the Effective Time, Mr. Folsom resigned as the President and Chief Executive Officer of the Company, Anthony E. Domalski resigned as the Vice President, Chief Financial Officer and Secretary of the Company and Scott M. Kucinski resigned as the Executive Vice President and Chief Operating Officer of the Company. Messrs. Domalski, Sims, Kirkland, Folsom and Kucinski have entered into standard release agreements with the Company and will receive payments in accordance with their respective employment agreements with the Company.
Additionally, Messrs. Kucinski and Domalski have each agreed to remain at-will
employees of the Company on a temporary basis to assist with the transition of duties to the new management team of the Company. Mr. Kucinski’s arrangement is expected to continue until July 31, 2026, during which time, he shall work full-time for the Company as Executive Vice President/Chief Operating Officer and shall be eligible to participate in Company-sponsored benefits as made available to other full-time employees. Mr. Kucinski will be compensated at a rate of $24,583.33 per month (prorated for any partial month of employment). Mr. Domalski’s arrangement is expected to continue until May 31, 2026, during which time, he shall work full-time for the Company as Controller and shall be eligible to participate in Company-sponsored benefits as made available to other full-time employees.
There was no known disagreement with any of the outgoing directors or officers on any matter relating to the Company’s operations, policies or practices.
New Directors and Officers
In connection with the consummation of the Merger and pursuant to the Merger Agreement, Zachary Schmidt, William (Ryan) Pellum and Jay Schulte became directors of the Company at the Effective Time.
Additionally, Mr. Schmidt became the Chief Executive Officer of the Company and Mr. Pellum became the Chief Financial Officer of the Company at the Effective Time. Messrs. Schmidt and Pellum are employed by an affiliate of Parent and will not be entering into employment agreements with the Company.
In connection with the foregoing, each of the new directors and officers will enter into the Company’s standard form of indemnification agreement for its directors and officers. The new directors and officers will not receive compensation for their services as directors and officers.
Certain Information Concerning New Directors and Officers

Zachary Schmidt
Mr. Schmidt joined Kemmons Wilson Companies (“
KWC
”), an affiliate of Parent, in 2017 and has served in various roles within KWC’s hospitality leadership group, most recently as Head of Portfolio Management. In this role, he is responsible for portfolio-level execution of investment mandates, including underwriting hospitality investments and overseeing asset-level performance alongside the firm’s asset management function. Prior to joining KWC, Mr. Schmidt was an investment banking analyst at Bank of America Merrill Lynch from June 2015 to June 2017. Mr. Schmidt holds a Bachelor of Arts degree in Economics from Dartmouth College.
Jay Schulte
Mr. Schulte leads the capital deployment strategy for (Kemmons Wilson Hospitality Partners “KWHP”) as Head of Acquisitions. Mr. Schulte joined KWHP in 2018 after serving as a research analyst for Nomura Securities International in New York City from 2015 to 2017. Mr. Schulte’s experience includes more than 35 hospitality investment and development projects, as well as service in financial and operational roles across several Kemmons Wilson–affiliated companies. Mr. Schulte also serves on the boards of certain private entities and charitable organizations primarily focused on leadership development. Mr. Schulte holds his Bachelor of Arts degree in Economics from Dartmouth College.
William Ryan Pellum
Mr. Pellum currently serves as Chief Operating Officer and Senior Vice President of Finance of KWC Management. Prior to this role, Mr. Pellum served as corporate controller from January 2014 to December 2022. Mr. Pellum’s responsibilities include oversight of enterprise-wide
finance functions, including cash management, accounting, audit processes, tax strategy, payroll, and technology systems. He also oversees financial reporting and operational matters for the Kemmons Wilson Hospitality Funds, including internal controls, fund performance, investor reporting, and compliance. Mr. Pellum holds a Bachelor of Business Administration degree in accounting and computer information systems from Delta State University, a Master of Accountancy from the University of Mississippi, and he has been a Certified Public Accountant since 2012.
Scott M. Kucinski
Mr. Kucinski is Sotherly’s Executive Vice President and Chief Operating Officer, a position to which he was appointed as of January 1, 2020. Mr. Kucinski joined the Company in 2004 as Development Analyst, and since 2014 has served as the Company’s Vice President – Operations and Investor Relations. In that role, he has helped oversee the Company’s corporate operations activities including capital markets transactions, acquisitions and dispositions, asset management, investor relations, and compliance matters. Mr. Kucinski received a Bachelor of Arts degree from Washington and Lee University and holds a Masters of Business Administration degree from the Mason School of Business at the College of William and Mary.
Indemnification Agreements
On February 12, 2026, the Board approved a revised form of indemnification agreement (the “
Indemnification Agreement
”) to be entered into between the Company and each of its directors and officers. The new form Indemnification Agreement supersedes the Company’s previous form of indemnification agreement.
The Indemnification Agreement provides, among other things, that the Company will indemnify and advance expenses and costs incurred by the director or officer in connection with any claims, suits or proceedings arising as a result of his or her service as a director or officer the fullest extent permitted by Maryland law as it now exists or may in the future be amended.
The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form
8-K
and is incorporated herein by reference.
Board Observer Agreements
In connection with the Merger, the Company entered into a board observer rights agreement with each of Schulte and ACF II SOHO LLC, a Delaware limited liability company, an affiliate of Ascendant, (collectively, the “
Board Observer Rights Agreements
”) on February 12, 2026 and February 17, 2026, respectively. Pursuant to the Board Observer Rights Agreements, each party has the right to appoint one individual to attend all meetings (including telephonic or videoconference meetings and meetings held in executive session) of the Board and all committees thereof until the Board Observer Rights Agreements terminate in accordance with their respective terms. Schulte is initially appointing Darryl Schulte as its initial Board observer. ACF II SOHO LLC initially appointing Alex Halpern as its Board Observer.
The foregoing description of the Board Observer Rights Agreements is not complete and is qualified in its entirety by reference to the full text of the form of Board Observer Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form
8-K
and is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth in the Introductory Note of this Current Report on Form
8-K
is incorporated by reference in this Item 1.01.
The foregoing descriptions of the Management Agreement, the Board Observer Rights Agreement and the Indemnification Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Management Agreement, the form of Board Observer Rights Agreement and the form of Indemnification Agreement, copies of which are filed as Exhibits 10.5, 10.2 and 10.1, respectively, to this Current Report on Form
8-K
and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.
The information set forth in the Introductory Note of this Current Report on Form
8-K
is incorporated by reference in this Item 1.02.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The information set forth in the Introductory Note of this Current Report on Form
8-K
is incorporated herein by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in the Introductory Note of this Current Report on Form
8-K
is incorporated by reference in this Item 2.03.
The foregoing descriptions of the Loan Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Apollo Loan Agreement, the Mezzanine Loan Agreement and the Company’s Bylaws, copies of which are filed as Exhibits 10.3, 10.4 and 3.1, respectively, to this Current Report on Form
8-K
and are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth in the Introductory Note of this Current Report on Form
8-K
is incorporated herein by reference into this Item 3.01.
In connection with the consummation of the Merger, the Company Common Stock’s final day of trading on The NASDAQ Stock Market LLC (“
Nasdaq
”) was February 12, 2026. Nasdaq filed a Form 25 on February 13, 2026 to provide notification of such delisting and to effect the deregistration of Company Common Stock under Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “
Exchange Act
”). The Company will continue reporting with the SEC under the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.
The information set forth in the Introductory Note of this Current Report on Form
8-K
is incorporated herein by reference into this Item 3.03.
The closing of the Merger constituted a “Change of Control” under the Charter. As a result of the Change of Control, each holder of Company Preferred Stock will have the right, at such holder’s option, to convert some or all of the Company Preferred Stock held by such holder into Company Common Stock. Upon the election of a holder of Company Preferred Stock to convert such holder’s shares of Company Preferred Stock into Company Common Stock, in accordance with the terms and conditions of the organizational documents, upon exercise of conversion rights, such cancelled shares of Company Preferred Stock will automatically be cancelled and retired, will cease to exist, will be converted into the right to receive only an amount equal to the product of i) the Per Share Merger Consideration times (ii) the shares of Company Common Stock issuable to such holder.

Pursuant to the Charter, the Company will deliver a Notice of Change of Control to all holders of Preferred Stock within 15 days following the Change of Control. The notice will describe, among other matters, the holder’s voluntary conversion rights, the procedures for exercising such rights, and the amount and form of Merger Consideration receivable upon conversion.
The conversion date for the Company Preferred Stock will be March 20, 2026 (the “
Conversion Date
”). Holders who elect to convert their Company Preferred Stock will become entitled to receive the applicable Merger Consideration, which the Company will pay or cause to be paid within two business days following the Conversion Date, consistent with the terms of the Charter.
Following the Conversion Date, all Company Preferred Stock validly surrendered for conversion will be cancelled. The Company will deliver to such holders a letter of transmittal and related instructions describing the process for surrendering certificates (or providing book-entry
confirmation, as applicable) and receiving the Merger Consideration.

Item 5.01	Changes in Control of Registrant.
The information set forth in the Introductory Note of this Current Report on Form
8-K
is incorporated herein by reference into this Item 5.01.
As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth in the Introductory Note of this Current Report on Form
8-K
is incorporated herein by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 12, 2026, the Board of Directors of the Company approved the amendment and restatement of the Company’s Third Amended and Restated Bylaws (as amended and restated, the “
Bylaws
”). The changes remove legacy provisions describing (i) a minimum age requirement for directors; (ii) a requirement that at least one-half of the Board meet independence standards defined by the Board and applicable Nasdaq rules, and (iii) a requirement specifying that one director shall be the Chief Executive Officer. The Bylaws also now clarify that all director nominations must be submitted through and approved by the Nominating and Corporate Governance Committee pursuant to the Committee’s established nomination procedures.
The foregoing description of the Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Company’s Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form
8-K
and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On February 12, 2026, the Company issued a press release announcing the closing of the Merger. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form
8-K.
The foregoing is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.
On February 12, 2026, the Company issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The foregoing is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.
Cautionary Statement Regarding Forward Looking Statements
This Current Report on Form
8-K
contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include, but are not limited to, statements about the Merger, the delisting of Company Common Stock, the Loan Agreements and expectations regarding a long-term credit facility, and are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form
8-K,
including, but not limited to: the ability to integrate operations or realize any operational or corporate synergies and other benefits from the Merger; the possibility that some or all anticipated benefits of the Merger will not be realized or will not be realized within the expected time period; the challenges of integrating and retaining key employees; unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war, or hostilities; general competitive, economic, political, and market conditions and fluctuations. as well as those described in greater detail in the Company’s filings with the SEC, particularly those described in our Annual Report on Form
10-K
and Quarterly Reports on Form
10-Q.
Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s other filings with the SEC for a more complete discussion of the risks and other factors that could affect any forward-looking statement. Except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this report.

Item 9.01	Financial Statements and Exhibits.
(d)
Exhibits

Exhibit No.	Description of Exhibit

3.1	Fourth Amended and Restated Bylaws of Sotherly Hotels Inc., dated February 12, 2026.

10.1	Form of Indemnification Agreement.

10.2	Form of Board Observer Rights Agreement.

10.3	Loan Agreement dated as of February 12, 2026, by and among various affiliates of Apollo Global Management, Inc., collectively, as lender, and certain subsidiaries of the Company named thereto, as borrowers and respective owners of the Subject Hotels.*

10.4	Mezzanine Loan Agreement dated as of February 12, 2026, by and among ACF II SOHO Mezz Lender LLC, an affiliate of Ascendant Capital Partners LP, as lender, and Sotherly Hotels Mezz LLC, a subsidiary of the Company, as borrower, and indirect owner of the Subject Hotels.*

10.5	Form of Management Agreement, dated as of February 12, 2026, by and among Schulte Hospitality Group, Inc., each operating lessee subsidiary of Sotherly Hotels Inc. for DoubleTree by Hilton Laurel, DoubleTree by Hilton Philadelphia Airport, DoubleTree by Hilton for Jacksonville Riverfront, The Georgian Terrace, Houston/Whitehall, Hotel Ballast, DoubleTree Resort by Hilton Hollywood Beach, and Hyatt Centric Arlington and the DeSoto, Savannah and Hotel Alba Tampa, Tapestry Collection by Hilton.*

99.1	Press Release of Sotherly Hotels Inc. dated February 12, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10)(iv) of Regulation
S-K.
The registrant agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 18, 2026	SOTHERLY HOTELS INC.

	By:	/s/ Zach Schmidt
Zach Schmidt Chief Executive Officer

SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ Zach Schmidt
Zach Schmidt Chief Executive Officer